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Exhibit 99.1

INTERNATIONAL BUSINESS MACHINES CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of International Business Machines Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel J. Palmisano, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SAMUEL J. PALMISANO Samuel J. Palmisano Chairman, President and Chief Executive Officer March 7, 2003

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INTERNATIONAL BUSINESS MACHINES CORPORATION CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002